                                                                     EXHIBIT 4.4

                   (FORM OF FACE OF TREASURY UNIT CERTIFICATE)

                  [For inclusion in Global Certificate only - THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. _______                                                            CUSIP No.
Number of Treasury Units: ______


                                ALBERTSON'S, INC.
                                 Treasury Units

                  This Treasury Units Certificate certifies that [Cede & Co.] [ ] is the registered Holder of the number of Treasury Units set forth above [for inclusion in Global Certificates only - or such other number of Treasury Units reflected in the Schedule of Increases or Decreases in the Global Certificate attached hereto]. Each Treasury Unit consists of (i) a 1/40 undivided beneficial ownership interest of a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Albertson's, Inc., a Delaware corporation (the "COMPANY"). All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

                  Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Treasury Unit.

                  Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company, to sell, on May 16, 2007 (the "PURCHASE CONTRACT SETTLEMENT DATE"), at a price equal to $25 (the "PURCHASE PRICE"), a number of newly issued shares of common stock, par value $1.00 per share ("COMMON STOCK"), of the Company, equal to the Settlement Rate, unless prior to or on the Purchase Contract Settlement Date there shall have occurred a Termination Event, an Early Settlement or a Cash Merger Early Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "PURCHASE PRICE") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the proceeds from the Treasury Securities at maturity pledged to secure the obligations of the Holder under such Purchase Contract of the Treasury Units of which such Purchase Contract is a part.

                  Each Purchase Contract evidenced hereby obligates the holder to agree, for United States federal, state and local income and franchise tax purposes, to (i) treat an acquisition of the Treasury Units as an acquisition of the Treasury Securities and Purchase Contracts constituting the Treasury Units and (ii) treat itself as owner of the applicable interest in the Collateral Account, including the Treasury Securities.

                  The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Treasury Unit evidenced hereby, an amount (the "CONTRACT ADJUSTMENT PAYMENTS") equal to [ ]% per year of the Stated Amount. Such Contract Adjustment Payments shall be payable to the Person in whose name this Treasury Units Certificate is registered at the close of business on the Record Date for such Payment Date.

                  Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in New York City. If the book-entry system for the

                  Treasury Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

                  Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Treasury Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company and the Holder specified above have caused this instrument to be duly executed.

                              ALBERTSON'S, INC.

                              By:
                                    -----------------------------------
                                    Name:
                                    Title:

                              HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)

                              By: U.S. BANK TRUST NATIONAL ASSOCIATION, not individually but solely as attorney-in-fact or such Holder

                              By:
                                    -----------------------------------
                                    Name:
                                    Title:

Dated:
        -------------------

                        CERTIFICATE OF AUTHENTICATION OF
                             PURCHASE CONTRACT AGENT

                  This is one of the Treasury Units referred to in the within-mentioned Purchase Contract Agreement.

                                                  U.S. BANK TRUST NATIONAL
                                                    ASSOCIATION,
                                                    as Purchase Contract Agent

                                                  By:
                                                        ------------------------
                                                        Name:
                                                             -------------------
                                                        Title:
                                                               -----------------



                                                  Dated:
                                                        ------------------------

                     (REVERSE OF TREASURY UNIT CERTIFICATE)

                  Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of [ ], 2004 (as may be supplemented from time to time, the "PURCHASE CONTRACT AGREEMENT") between the Company and U.S. Bank Trust National Association, , as Purchase Contract Agent (including its successors thereunder, herein called the "PURCHASE CONTRACT AGENT"), to which the Purchase Contract Agreement and supplemental agreements thereto reference, is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company and the Holders and of the terms upon which the Treasury Units Certificates are, and are to be, executed and delivered.

                  Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to $25 (the "PURCHASE PRICE") a number of newly issued shares of Common Stock equal to the Settlement Rate, unless an Early Settlement, a Cash Merger Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred. The "SETTLEMENT RATE" is equal to:

                  (1) if the Adjusted Applicable Market Value (as defined below) is greater than or equal to $[ ] (the "THRESHOLD APPRECIATION PRICE"), shares of Common Stock per Purchase Contract (such number of shares, as adjusted from time to time pursuant to Section 5.04, the "MINIMUM SHARE NUMBER");

                  (2) if the Adjusted Applicable Market Value is less than the Threshold Appreciation Price but greater than $[ ] (the "REFERENCE PRICE"), the number of shares of Common Stock per Purchase Contract having a value equal to the Stated Amount divided by the Adjusted Applicable Market Value; and

                  (3) if the Adjusted Applicable Market Value is less than or equal to the Reference Price, [ ] shares of Common Stock per Purchase Contract (such number of shares, as adjusted from time to time pursuant to Section 5.04, the "MAXIMUM SHARE NUMBER"), in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

                  No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.09 of the Purchase Contract Agreement.

                  Each Purchase Contract evidenced hereby, which is settled through Early Settlement or Cash Merger Early Settlement shall obligate the Holder of the related Treasury Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate (in the case of an Early Settlement) or applicable Settlement Rate (in the case of a Cash Merger Early Settlement).

                  The "ADJUSTED APPLICABLE MARKET VALUE" means (i) prior to any adjustment pursuant to paragraph (i), (ii), (iii), (iv), (v), (vi), (vii) or (x) of Section 5.04(a) of the Purchase

Contract Agreement, the Applicable Market Value, and (ii) at the time of and after any adjustment of the Fixed Settlement Rate pursuant to paragraph (i),
(ii), (iii), (iv), (v), (vi), (vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement, the Applicable Market Value multiplied by a fraction, the numerator of which shall be the Fixed Settlement Rate immediately after such adjustment pursuant to paragraph (i), (ii), (iii), (iv), (v), (vi), (vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement and the denominator of which shall be the Fixed Settlement Rate immediately prior to such adjustment; provided, however, that if such adjustment to the Fixed Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (i), (ii), (iii), (iv), (v), (vi), (vii) or (x) of Section 5.04(a) of the Purchase Contract Agreement during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Fixed Settlement Rate.

                  The "APPLICABLE MARKET VALUE" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

                  The "CLOSING PRICE" per share of Common Stock on any date of determination means:

                  (1) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

                  (2) if Common Stock is not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) per share as reported in the composite transactions for the principal United States national or regional securities exchange on which Common Stock is so listed;

                  (3) if Common Stock is not so listed on a United States national or regional securities exchange, the last closing sale price per share as reported by the Nasdaq National Market, Inc.;

                  (4) if Common Stock is not so reported by the Nasdaq National Market, Inc., the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (5) if the bid price referred to above is not available, the market value of Common Stock on such date as determined by a nationally recognized independent investment banking firm retained by the Company for purposes of determining the Closing Price.

                  A "TRADING DAY" means a day on which Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of Common Stock.

                  In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury Unit shall pay the Purchase Price for the shares of the Common Stock purchased pursuant to each Purchase Contract evidenced hereby either by effecting an Early Settlement or, if applicable, a Cash Merger Early Settlement of each such Purchase Contract or by applying a principal amount of the Pledged Treasury Securities underlying such Holder's Treasury Unit equal to the Stated Amount of such Purchase Contract to the purchase of the Common Stock. A Holder of Treasury Units who (1) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date, does not make an effective Early Settlement or (2) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date, does not make an effective Cash Merger Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the proceeds of the Pledged Treasury Securities.

                  The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner set forth in the Purchase Contract Agreement.

                  The Treasury Units Certificates are issuable only in registered form and only in denominations of a single Treasury Unit and any integral multiple thereof. The transfer of any Treasury Units Certificate will be registered and Treasury Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Senior Notes or Applicable Ownership Interests in the Treasury Portfolio, for Treasury Securities, thereby recreating Corporate Units, shall be responsible for any fees or expenses associated therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury Unit in respect of the Treasury Security and the Purchase Contract constituting such Treasury Unit may be transferred and exchanged only as a Treasury Unit.

                  Unless the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units and subject to the conditions set forth in the Purchase Contract Agreement, a Holder of Treasury Units may recreate, at any time on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, Corporate Units by delivering to the Securities Intermediary Senior Notes with an aggregate principal amount, equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Holder's Units shall be referred to as a "CORPORATE UNIT". Any such creation of Corporate Units may be effected only in multiples of 40 Treasury Units for 40 Corporate Units.

                  If the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownership Interests in the Treasury Portfolio, but only in integral multiples of [ ] Treasury Units. In such an event, the Holder shall transfer Treasury Securities to the Collateral Agent, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of and transfer to the Holder the appropriate Applicable Ownership Interests in the Treasury Portfolio.

                  The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Treasury Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in New York City. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

                  The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities (as defined in the Pledge Agreement) in accordance with the provisions of the Pledge Agreement. A Treasury Unit shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury Unit, in accordance with the terms of and except as set forth in, the Purchase Contract Agreement and the Pledge Agreement.

                  Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early ("EARLY SETTLEMENT") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contract evidenced by this Certificate, the Holder of this Treasury Units Certificate shall deliver to the Purchase Contract Agent at the Corporate Trust Office an Election to Settle Early form set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "EARLY SETTLEMENT AMOUNT") equal to the sum of:

                  (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

                  (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

                  Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Treasury Securities underlying such Units shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of newly issued shares of Common Stock adjusted in the same manner and at the same time as the Settlement Rate is adjusted (the "EARLY SETTLEMENT RATE").

                  Upon the occurrence of a Cash Merger, a Holder of Treasury Units may effect Cash Merger Early Settlement of the Purchase Contract underlying such Treasury Units pursuant to the terms of Section 5.04(b)(ii) of the Purchase Contract Agreement. Upon Cash Merger Early Settlement of Purchase Contracts by a Holder of the related Treasury Units, the Pledged Treasury Securities underlying such Treasury Units shall be released from the Pledge as provided in the Pledge Agreement.

                  Upon registration of transfer of this Treasury Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

                  The Holder of this Treasury Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Treasury Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the aggregate principal amount of the Pledged Treasury Securities on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

                  Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

                  The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  Prior to due presentment of this Certificate for registration or transfer, the Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Treasury Units Certificate is registered as the owner of the Treasury Units evidenced hereby for the purpose of receiving payments of interest on the Treasury Securities, receiving payments of Contract Adjustment Payments (subject to any applicable record date), performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

                  The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

                  A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                                as tenants in common

                                                     Custodian
                                        ----------------------------------------
                                              (cust)             (minor)
UNIF GIFT MIN ACT:
                                        Under Uniform Gifts to Minors Act of

                                        ----------------------------------------
TENANT:                                 as tenants by the entireties

JT TEN:                                 as joint tenants with right of
                                        survivorship and not as tenants in
                                        common

Additional abbreviations may also be used though not in the above list.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

the within Corporate Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney --------------------- , to transfer said Treasury Units Certificates on the books of Albertson's, Inc., with full power of substitution in the premises.

Dated:                                                  Signature:
         ------------------------------------------                -------------
                                                        NOTICE: The signature
                                                        to this assignment
                                                        must correspond with
                                                        the name as it
                                                        appears upon the face
                                                        of the within
                                                        Corporate Units
                                                        Certificates in every
                                                        particular, without
                                                        alteration or
                                                        enlargement or any
                                                        change whatsoever.

Signature Guarantee:
                    ------------------------------------------------------------

                             SETTLEMENT INSTRUCTIONS

                  The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
         --------------------------------------------

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:



------------------------------------------------
Name


------------------------------------------------
Address



------------------------------------------------

------------------------------------------------

------------------------------------------------

Social Security or other
Taxpayer Identification
Number, if any


------------------------------------------------
Signature
Signature Guarantee:
                     --------------------------
(if assigned to another person)

REGISTERED HOLDER
Please print name and address of Registered Holder:


------------------------------------------------
Name


------------------------------------------------
Address


------------------------------------------------

------------------------------------------------

------------------------------------------------

              ELECTION TO SETTLE EARLY/CASH MERGER EARLY SETTLEMENT

                  The undersigned Holder of this Treasury Units Certificate hereby irrevocably exercises the option to effect [Early Settlement] [Cash Merger Early Settlement upon a Cash Merger] in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate specified below. The option to effect [Early Settlement] [Cash Merger Early Settlement] may be exercised only with respect to Purchase Contracts underlying Treasury Units with an aggregate Stated Amount equal to $[ ] or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock or other securities deliverable upon such [Early Settlement] [Cash Merger Early Settlement] be registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury Units Certificate representing any Treasury Units evidenced hereby as to which Cash Merger Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such [Early Settlement] [Cash Merger Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                         Signature:
        ------------------------------------               ---------------------

Signature Guarantee:
                      -------------------------------

                  Number of Units evidenced hereby as to which [Early Settlement] [Cash Merger Early Settlement] of the related Purchase Contracts is being elected:

If shares of Common Stock or REGISTERED HOLDER Corporate Units Certificates are to be registered in the name of and Please print name and address of delivered to and Pledged Senior Notes or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, are to be transferred to a Person other than the Holder, please print such Person's name and address:

                                                   REGISTERED HOLDER


                                                   Please print name and
                                                   address of Registered Holder:

--------------------------                         -----------------------------
Name                                               Name



--------------------------                         -----------------------------
Address                                            Address


--------------------------                         -----------------------------

--------------------------                         -----------------------------

--------------------------                         -----------------------------
Social Security or other
Taxpayer Identification
Number, if any

                  Transfer Instructions for Pledged Treasury Securities Transferable upon [Early Settlement] [Cash Merger Early Settlement] or a Termination Event:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:


                                                              Number of Corporate
             Amount of increase                               Units evidenced by
                in Number of        Amount of decrease in         this Global            Signature of
               Corporate Units       Number of Corporate          Certificate        authorized signatory
              evidenced by the        Units evidenced by        following such       of Purchase Contract
  Date       Global Certificate     the Global Certificate   decrease or increase            Agent
---------    ------------------     ----------------------   --------------------    --------------------

---------    ------------------     ----------------------   --------------------    --------------------

---------    ------------------     ----------------------   --------------------    --------------------

---------    ------------------     ----------------------   --------------------    --------------------

---------    ------------------     ----------------------   --------------------    --------------------

---------    ------------------     ----------------------   --------------------    --------------------